Exhibit 99.1

Chanticleer Holdings Announces Closing of Private Placement with Accredited Investors

CHARLOTTE, NC--(November 13, 2013) - Chanticleer Holdings, Inc. (HOTR) ("Chanticleer Holdings" or "the Company"), headquartered in Charlotte, North Carolina, announced today that it closed a private offering, whereby the Company entered into a Subscription Agreement with three accredited investors, pursuant to which the Company sold to the Investors an aggregate of 160,000 Units at a purchase price of $5.00 per Unit, closing a $800,000 private placement. Each Unit consists of (a) 1 share of the Company’s common stock, $0.001 par value per share and (b) 1 5-year warrant to purchase 1 share of common stock. 80,000 warrants are available at an initial exercise price of $5.50, while the remaining 80,000 warrants are available at an initial exercise price of $7.00. Please see the accompanying Form 8-K filed for more details.

Mike Pruitt, the Company’s CEO stated, “Having access to capital at favorable rates allows us to continue to pursue opportunities as they present themselves.”

About Chanticleer Holdings, Inc.

Chanticleer Holdings (HOTR) is focused on expanding the Hooters® casual dining restaurant brand in international emerging markets and American Roadside Burgers Inc (“ARB”), a Charlotte, N.C. based chain. Chanticleer currently owns in whole or part of the exclusive franchise rights to develop and operate Hooters restaurants in South Africa, Hungary and parts of Brazil, and has joint ventured with the current Hooters franchisee in Australia, while evaluating several additional international opportunities. The Company currently owns and operates in whole or part of six Hooters restaurants in its international franchise territories: Durban, Johannesburg, Cape Town and Emperor's Palace in South Africa; Campbelltown in Australia; and Budapest in Hungary. ARB, purchased by Chanticleer Holdings on October 1, 2013, has a total of 5 casual restaurants—1 location in Smithtown, N.Y., 2 locations in Charlotte, N.C., 1 location in Columbia, S.C., and the newest location is in Greenville, S.C. The Company also owns a majority interest in JF Restaurants, LLC and JF Franchising Systems, LLC, a fresh food-focused casual dining establishment with 5 restaurant locations.

For further information, please visit www.chanticleerholdings.com

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Forward-Looking Statements:

Any statements that are not historical facts contained in this release are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and the companies do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Contact:

Chanticleer Holdings, Inc.
Mike Pruitt
Chairman/CEO
Phone: 704.366.5122 x 1
mp@chanticleerholdings.com